Exhibit 10.1

CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-11842, 333-9352, 333-11154, 333-13686, 333-111112 and 333-111113) and on Form F-3 (Registration Nos. 333-12996, 333-12350, 333-109766 and 333-127883) of our report dated February 8, 2006, with respect to the consolidated financial statements of NICE-Systems Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2005.

Tel-Aviv, Israel May 17, 2006	/s/ KOST FORER GABBAY & KASIERER ————————————————— KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global